                                  SCHEDULE 14A

                                 (Rule 14a-101)
                     Information Required in Proxy Statement
                            Schedule 14A Information

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement             [ ] CONFIDENTIAL, FOR USE OF THE
                                           COMMISSION ONLY (AS PERMITTED BY
                                           RULE 14a-6(e)(2))
 [X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Under 14a-12

STATE FARM VARIABLE PRODUCT TRUST

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

- ------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

- ------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- ------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

- ------------------------------------------------------------------------------

(5) Total fee paid:

- ------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

- ------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

- ------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement No.:

- ------------------------------------------------------------------------------

(3) Filing Party:

- ------------------------------------------------------------------------------

(4) Date Filed:

- ------------------------------------------------------------------------------

                       STATE FARM VARIABLE PRODUCT TRUST

                                                                January 29, 2001

Dear Contract owner:

A special meeting of shareholders of the State Farm Variable Product Trust (the "Trust") will be held on March 16, 2001 at 8:00 a.m., Central time, at One State Farm Plaza, Bloomington, Illinois (the "Meeting"). Owners of variable life insurance contracts and variable annuity contracts issued by State Farm Life Insurance Company and State Farm Life & Accident Assurance Company (together referred to as "State Farm") are entitled to provide voting instructions on proposals regarding the election of the Board of Trustees and the selection of independent accountants for the Trust.

THE BOARD OF TRUSTEES OF THE TRUST HAS UNANIMOUSLY DETERMINED THAT THE PROPOSALS FOR WHICH YOU ARE ENTITLED TO PROVIDE VOTING INSTRUCTIONS ARE IN THE BEST INTERESTS OF THE TRUST AND URGE YOU TO VOTE IN FAVOR OF THE PROPOSALS.

The enclosed proxy statement describes the proposals relating to the Trust in greater detail.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR VOTING INSTRUCTION FORM AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

We appreciate your continued support and confidence.

Very truly yours,

/s/ Edward B. Rust, Jr.
President
State Farm Variable Product Trust

                       STATE FARM VARIABLE PRODUCT TRUST

               ONE STATE FARM PLAZA, BLOOMINGTON, ILLINOIS 61710
                             TELEPHONE 800-447-0740

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 MARCH 16, 2001

To owners of variable life insurance contracts and variable annuity contracts issued by State Farm Life Insurance Company and State Farm Life & Accident Assurance Company (together referred to as "State Farm") entitled to give voting instructions in connection with State Farm Life and Accident Assurance Company Variable Annuity Separate Account, State Farm Life and Accident Assurance Company Variable Life Separate Account, State Farm Life Insurance Company Variable Annuity Separate Account and State Farm Life Insurance Company Variable Life Separate Account (the "Separate Accounts") of State Farm.

A special meeting of shareholders of State Farm Variable Product Trust (the "Trust") will be held at One State Farm Plaza, Bloomington, Illinois, on March 16, 2001, at 8:00 a.m., Central time (the "Meeting").

The Meeting will be held for the following purposes:

        1)   To elect a new Board of Trustees;

        2) To ratify or reject the selection of Ernst & Young, LLP as the Trust's independent public accountants for the fiscal year ending December 31, 2001; and

        3) To transact any other business that properly comes before the meeting.

State Farm and the Separate Accounts are the only shareholders of the Trust. However, State Farm hereby solicits and agrees to vote the shares of the Trust at the Meeting in accordance with timely instructions received from owners of variable life insurance contracts and variable annuity contracts having contract values allocated to the Separate Accounts invested in such shares.

As a variable contract owner of record at the close of business on January 22, 2001, you have the right to instruct State Farm as to the manner in which shares of the Trust attributable to your variable contract should be voted. To assist you in giving your instructions, a voting instruction form is enclosed that reflects the number of shares of each of the Trust's investment portfolios (each, a "Fund") for which you are entitled to give voting instructions. In addition, a Proxy Statement is attached to this Notice which describes the matters to be voted upon at the Meeting or any adjournment(s) thereof.

David R. Grimes
Secretary

January 29, 2001

                       STATE FARM VARIABLE PRODUCT TRUST

                                PROXY STATEMENT
                     FOR A SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 16, 2001

                                  INTRODUCTION

This proxy statement is being furnished in connection with the solicitation of voting instructions from owners of variable life insurance contracts and variable annuity contracts ("variable contracts") for use at a special meeting of the shareholders of State Farm Variable Product Trust (the "Trust") to be held at 8:00 a.m., Central time, on March 16, 2001, at One State Farm Plaza, Bloomington, Illinois 61710 (the "Meeting") for the purposes set forth below and in the accompanying Notice of Special Meeting of Shareholders. The Trust is a Delaware business trust. This proxy statement is being sent by the Board of Trustees of the Trust (the "Board") and by State Farm Life Insurance Company and State Farm Life & Accident Assurance Company (together referred to as "State Farm") to owners of such variable contracts allocated to the State Farm Life and Accident Assurance Company Variable Annuity Separate Account, State Farm Life & Accident Assurance Company Variable Life Separate Account, State Farm Life Insurance Company Variable Annuity Separate Account and State Farm Life Insurance Company Variable Life Separate Account (the "Separate Accounts") of State Farm invested in shares of the Trust on the record date. This proxy statement and voting instructions were first mailed to shareholders on or about January 29, 2001.

                              SUMMARY OF PROPOSALS

At the Meeting, shareholders are being asked to vote on two Proposals -- (1) to elect a new Board of Trustees and (2) the ratification or rejection of the Board's selection of Ernst & Young, LLP as the Trust's independent accountants. Each of these proposals is discussed thoroughly in this proxy statement. We urge you to read this proxy statement carefully.

            THE BOARD RECOMMENDS THAT YOU VOTE "FOR" ALL PROPOSALS.

                                   PROPOSAL 1
                               ELECTION OF A NEW
                               BOARD OF TRUSTEES

INTRODUCTION. Shareholders are being asked to elect each of the seven nominees described below as trustees of the Trust. Trustees elected at the Meeting will serve as trustees until the next meeting of shareholders called for this purpose or until their successors are elected and qualified, or until each sooner dies, resigns, becomes incapacitated or is removed for cause by a vote of shareholders of the Trust holding not less than two-thirds of the shares then outstanding or by vote of two-thirds of the trustees then in office. Of these seven individuals, Messrs. Rust, Joslin, Mengler and Shirk currently serve on the Board. Messrs. Boschini, Vance and Altorfer have not previously served on the Board. Messrs. Hoopes and Merwin are not standing for re-election because each is retiring from serving as Trustee.

The following table shows each individual who is standing for election, his age and principal occupation or employment during the last five years.

                                                                                              PRINCIPAL OCCUPATION
            NAME AND ADDRESS                                AGE                              DURING LAST FIVE YEARS
----------------------------------------  ----------------------------------------  ----------------------------------------
Edward B. Rust, Jr.*                                         50                     CHAIRMAN OF THE BOARD, CEO, AND DIREC-
                                                                                    TOR -- State Farm Mutual Automobile
                                                                                    Insurance Company; TRUSTEE, CHAIRMAN OF
                                                                                    THE BOARD AND PRESIDENT (SINCE 1997) --
                                                                                    State Farm Variable Product Trust;
                                                                                    TRUSTEE AND PRESIDENT (SINCE 2000) --
                                                                                    State Farm Mutual Fund Trust; PRESIDENT,
                                                                                    CEO, AND DIRECTOR -- State Farm Life
                                                                                    Insurance Company, State Farm Life and
                                                                                    Accident Assurance Company, State Farm
                                                                                    Annuity and Life Insurance Company,
                                                                                    State Farm General Insurance Company,
                                                                                    State Farm Fire and Casualty Company,
                                                                                    State Farm Investment Management Corp.;
                                                                                    PRESIDENT AND DIRECTOR -- State Farm
                                                                                    Interim Fund, Inc., State Farm Municipal
                                                                                    Bond Fund, Inc., State Farm Balanced
                                                                                    Fund Inc., State Farm Growth
                                                                                    Fund, Inc.; CHAIRMAN OF THE BOARD AND
                                                                                    DIRECTOR (SINCE 1999) -- State Farm
                                                                                    Federal Savings Bank; PRESIDENT, CEO,
                                                                                    AND DIRECTOR (SINCE 1997) -- State Farm
                                                                                    VP Management Corp.; PRESIDENT -- State
                                                                                    Farm County Mutual Insurance Company of
                                                                                    Texas; DIRECTOR -- State Farm Lloyds,
                                                                                    Inc., State Farm International
                                                                                    Services, Inc., McGraw Hill Companies;
                                                                                    CHAIRMAN OF THE BOARD, PRESIDENT, AND
                                                                                    TREASURER -- State Farm Companies
                                                                                    Foundation.

                                                                                              PRINCIPAL OCCUPATION
            NAME AND ADDRESS                                AGE                              DURING LAST FIVE YEARS
----------------------------------------  ----------------------------------------  ----------------------------------------
Roger S. Joslin*                                             64                     VICE CHAIRMAN, CHIEF FINANCIAL OFFICER,
                                                                                    SENIOR VICE PRESIDENT, TREASURER, AND
                                                                                    DIRECTOR -- State Farm Mutual Automobile
                                                                                    Insurance Company; TRUSTEE, VICE
                                                                                    PRESIDENT AND TREASURER (SINCE 1997) --
                                                                                    State Farm Variable Product Trust;
                                                                                    DIRECTOR -- State Farm Life Insurance
                                                                                    Company, State Farm Life and Accident
                                                                                    Assurance Company, State Farm Annuity
                                                                                    and Life Insurance Company; DIRECTOR,
                                                                                    SENIOR VICE PRESIDENT, AND TREASURER --
                                                                                    State Farm General Insurance Company,
                                                                                    State Farm Lloyds, Inc., State Farm In-
                                                                                    ternational Services, Inc., State Farm
                                                                                    Interim Fund, Inc., State Farm Municipal
                                                                                    Bond Fund, Inc., State Farm Balanced
                                                                                    Fund, Inc., State Farm Growth
                                                                                    Fund, Inc.; SENIOR VICE PRESIDENT AND
                                                                                    TREASURER -- State Farm Investment
                                                                                    Management Corp.; TRUSTEE, SENIOR VICE
                                                                                    PRESIDENT AND TREASURER (SINCE 2000) --
                                                                                    State Farm Mutual Fund Trust; DIRECTOR,
                                                                                    SENIOR VICE PRESIDENT, CHIEF FINANCIAL
                                                                                    OFFICER AND TREASURER (SINCE 1997) --
                                                                                    State Farm VP Management Corp.;
                                                                                    DIRECTOR, VICE PRESIDENT AND TREASURER
                                                                                    (SINCE 1999) -- State Farm Federal
                                                                                    Savings Bank; CHAIRMAN OF THE BOARD,
                                                                                    TREASURER, AND DIRECTOR -- State Farm
                                                                                    Fire and Casualty Company; TREASURER --
                                                                                    State Farm County Mutual Insurance
                                                                                    Company of Texas; ASSISTANT
                                                                                    TREASURER -- State Farm Companies
                                                                                    Foundation.

Thomas M. Mengler                                            47                     DEAN -- University of Illinois College
                                                                                    of Law; TRUSTEE (SINCE 1997) -- State
                                                                                    Farm Variable Product Trust; DIRECTOR
                                                                                    (SINCE 1998) -- State Farm Interim
                                                                                    Fund, Inc., State Farm Municipal Bond
                                                                                    Fund, Inc., State Farm Balanced Fund,
                                                                                    Inc., State Farm Growth Fund, Inc.;
                                                                                    TRUSTEE (SINCE 2000) -- State Farm
                                                                                    Mutual Fund Trust.

James A. Shirk                                               56                     DIRECTOR AND PRESIDENT -- Beer
                                                                                    Nuts, Inc.; TRUSTEE (SINCE 1997) --
                                                                                    State Farm Variable Product Trust;
                                                                                    DIRECTOR -- State Farm Interim
                                                                                    Fund, Inc., State Farm Municipal Bond
                                                                                    Fund, Inc., State Farm Balanced
                                                                                    Fund, Inc., State Farm Growth
                                                                                    Fund, Inc.; TRUSTEE (SINCE 2000) --
                                                                                    State Farm Mutual Fund Trust.

Donald A. Altorfer                                           57                     CHAIRMAN (SINCE 1998) -- Altorfer Inc.
                                                                                    (dealer in heavy machinery and
                                                                                    equipment); PRESIDENT (1981 TO 1998) --
                                                                                    Capitol Machine Company; TRUSTEE (SINCE
                                                                                    2000) -- State Farm Mutual Fund Trust.

                                                                                              PRINCIPAL OCCUPATION
            NAME AND ADDRESS                                AGE                              DURING LAST FIVE YEARS
----------------------------------------  ----------------------------------------  ----------------------------------------
Victor J. Boschini                                           44                     PRESIDENT (SINCE 1999) -- Illinois State
                                                                                    University; VICE PRESIDENT (1997 TO
                                                                                    1999) -- Illinois State University;
                                                                                    ASSOCIATE PROVOST (1990 TO 1997) --
                                                                                    Butler University; TRUSTEE (SINCE
                                                                                    2000) -- State Farm Mutual Fund Trust.

David L. Vance                                               49                     PRESIDENT (SINCE 2000) -- Caterpillar
                                                                                    University; CHIEF ECONOMIST AND MANAGER
                                                                                    OF THE BUSINESS INTELLIGENCE GROUP --
                                                                                    Caterpillar, Inc.; TRUSTEE (SINCE
                                                                                    2000) -- State Farm Mutual Fund Trust.

------------

  * Trustees who would be "interested persons" of the Trust as defined in the 1940 Act. Mr. Rust is President, CEO and Director of State Farm Investment Management Company ("SFIMC"), the Trust's investment adviser, administrator and principal underwriter and Mr. Joslin is Senior Vice President and Treasurer of SFIMC.

The following individuals are not standing for re-election because each is retiring from serving as Trustee:

                                                                                              PRINCIPAL OCCUPATION
            NAME AND ADDRESS                                AGE                              DURING LAST FIVE YEARS
----------------------------------------  ----------------------------------------  ----------------------------------------

Albert H. Hoopes                                             85                     ATTORNEY; TRUSTEE (SINCE 1997) -- State
                                                                                    Farm Variable Product Trust;
                                                                                    DIRECTOR -- State Farm Interim
                                                                                    Fund, Inc., State Farm Municipal Bond
                                                                                    Fund, Inc., State Farm Balanced Fund,
                                                                                    Inc., State Farm Growth Fund, Inc.

Davis U. Merwin                                              71                     INVESTOR; TRUSTEE (SINCE 1997) -- State
                                                                                    Farm Variable Product Trust;
                                                                                    DIRECTOR -- State Farm Interim
                                                                                    Fund, Inc., State Farm Municipal Bond
                                                                                    Fund, Inc., State Farm Balanced Fund,
                                                                                    Inc., State Farm Growth Fund, Inc.

The Board has not established an audit, nominating or compensation committee. These functions are performed by the entire Board. It is expected that Messrs. Rust and Joslin will serve as members of the Executive Committee that is authorized to exercise all of the powers of the Board; however, the Executive Committee may not act where action is required by the entire Board. During 2000, the Board conducted four meetings, including regularly scheduled and special meetings. Each Trustee attended at least 75% of the meetings of the Board during 2000.

Trustees or officers who are interested persons do not receive any compensation from the Trust for their services to the Trust but rather receive compensation from State Farm Mutual Automobile Insurance Company, the parent of SFIMC and its affiliates, for their services. The Trustees who are not interested persons of the Trust will receive from the Trust and other mutual funds in the State Farm fund complex a monthly retainer equal to $1,750, and a fee of $750 for every board meeting attended. The Trust consists of six separate investment portfolios (each, a "Fund"). Each Fund and each other State Farm Mutual Fund share in the expenses pro-rata based upon the relative net assets of each Fund as of the end of the most recently completed calendar quarter. In addition, Trustees who are not interested persons of the Trust will be reimbursed for any out-of-pocket expenses incurred in connection with the affairs of the Trust.

The table below shows, for each individual named above as a disinterested trustee of the Trust, the total compensation that all existing funds advised by SFIMC accrued for each disinterested trustee during the fiscal year ended December 31, 2000.

                                                                  TOTAL COMPENSATION FROM
                                          AGGREGATE COMPENSATION     THE FUND COMPLEX
TRUSTEE                                       FROM THE TRUST          PAID TO TRUSTEE
-------                                   ----------------------  -----------------------

Thomas M. Mengler.......................          $5,400                  $16,350
James A. Shirk..........................          $7,200                  $19,950
Donald A. Altorfer......................          $   --                  $ 2,400
Victor J. Boschini......................          $   --                  $ 2,400
David L. Vance..........................          $   --                  $ 2,400

BOARD RECOMMENDATION. We have determined that approval of the nominees is advisable and in the best interests of the Trust's shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS APPROVE THE NEW BOARD OF
                      TRUSTEES BY VOTING "FOR" PROPOSAL 1.

                                   PROPOSAL 2
                      SELECTION OF INDEPENDENT ACCOUNTANTS

SELECTION OF INDEPENDENT ACCOUNTANTS FOR THE TRUST. Ernst & Young, LLP currently serve as accountants of the Trust. Ernst & Young, LLP has no direct or indirect financial interest in the Trust except as auditors and independent accountants. The appointment of Ernst & Young, LLP is subject to ratification or rejection by the shareholders of the Trust.

A representative of Ernst & Young, LLP is expected to be present at the Meeting and will be available to respond to any appropriate questions raised at the Meeting and to make a statement if he or she wishes.

BOARD RECOMMENDATION. We have determined that selection of Ernst & Young, LLP as the Trust's independent accountants is advisable and in the best interests of the Trust's shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS APPROVE THE SELECTION OF ERNST & YOUNG, LLP AS THE INDEPENDENT ACCOUNTANTS FOR THE TRUST BY VOTING "FOR" PROPOSAL 2.

OTHER BUSINESS. The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the accompanying voting instruction form will confer upon State Farm the discretionary authority to vote matters in accordance with its best judgment.

OFFICERS OF THE TRUST. The following table sets forth information about the officers of the Trust:

               NAME, AGE                              POSITION(S) HELD                      PRINCIPAL OCCUPATION(S)
              AND ADDRESS                              WITH THE TRUST                        DURING PAST FIVE YEARS
----------------------------------------  ----------------------------------------  ----------------------------------------
Edward B. Rust, Jr., Age 50               TRUSTEE, CHAIRMAN OF THE BOARD AND        CHAIRMAN OF THE BOARD, CEO, AND
                                          PRESIDENT (SINCE 1997)                    DIRECTOR -- State Farm Mutual Auto-
                                                                                    mobile Insurance Company; TRUSTEE AND
                                                                                    PRESIDENT (SINCE 2000) -- State Farm
                                                                                    Mutual Fund Trust; PRESIDENT, CEO, AND
                                                                                    DIRECTOR -- State Farm Life Insurance
                                                                                    Company, State Farm Life and Accident
                                                                                    Assurance Company, State Farm Annuity
                                                                                    and Life Insurance Company, State Farm
                                                                                    General Insurance Company, State Farm
                                                                                    Fire and Casualty Company, State Farm
                                                                                    Investment Management Corp.; DIRECTOR
                                                                                    AND PRESIDENT -- State Farm Growth
                                                                                    Fund, Inc., State Farm Balanced
                                                                                    Fund, Inc., State Farm Interim Fund,
                                                                                    Inc., State Farm Municipal Bond
                                                                                    Fund, Inc.; CHAIRMAN OF THE BOARD AND
                                                                                    DIRECTOR (SINCE 1999) -- State Farm
                                                                                    Federal Savings Bank; PRESIDENT, CEO,
                                                                                    AND DIRECTOR (SINCE 1997) -- State Farm
                                                                                    VP Management Corp.; PRESIDENT -- State
                                                                                    Farm County Mutual Insurance Company of
                                                                                    Texas; DIRECTOR -- State Farm
                                                                                    Lloyds, Inc., State Farm International
                                                                                    Services, Inc., McGraw Hill Companies;
                                                                                    CHAIRMAN OF THE BOARD, PRESIDENT, AND
                                                                                    TREASURER -- State Farm Companies
                                                                                    Foundation.

               NAME, AGE                              POSITION(S) HELD                      PRINCIPAL OCCUPATION(S)
              AND ADDRESS                              WITH THE TRUST                        DURING PAST FIVE YEARS
----------------------------------------  ----------------------------------------  ----------------------------------------
Roger S. Joslin, Age 64                   VICE PRESIDENT AND TREASURER              VICE CHAIRMAN, CHIEF FINANCIAL OF-
                                          (SINCE 1997)                              FICER, SENIOR VICE PRESIDENT, TREA-
                                                                                    SURER, AND DIRECTOR -- State Farm Mu-
                                                                                    tual Automobile Insurance Company;
                                                                                    DIRECTOR -- State Farm Life Insurance
                                                                                    Company, State Farm Life and Accident
                                                                                    Assurance Company, State Farm Annuity
                                                                                    and Life Insurance Company; DIRECTOR,
                                                                                    SENIOR VICE PRESIDENT, AND TREASURER --
                                                                                    State Farm General Insurance Company,
                                                                                    State Farm Lloyds, Inc., State Farm
                                                                                    International Services, Inc., State
                                                                                    Farm Growth Fund, Inc., State Farm
                                                                                    Balanced Fund, Inc., State Farm In-
                                                                                    terim Fund, Inc., State Farm Municipal
                                                                                    Bond Fund, Inc.; SENIOR VICE PRESIDENT
                                                                                    AND TREASURER -- State Farm Investment
                                                                                    Management Corp.; TRUSTEE, SENIOR VICE
                                                                                    PRESIDENT AND TREASURER (SINCE 2000) --
                                                                                    State Farm Mutual Fund Trust; DIRECTOR,
                                                                                    VICE PRESIDENT AND TREASURER (SINCE
                                                                                    1999) -- State Farm Federal Savings
                                                                                    Bank; TRUSTEE, DIRECTOR, SENIOR VICE
                                                                                    PRESIDENT, CHIEF FINANCIAL OFFICER AND
                                                                                    TREASURER (SINCE 1997) -- State Farm VP
                                                                                    Management Corp.; CHAIRMAN OF THE BOARD,
                                                                                    TREASURER, AND DIRECTOR -- State Farm
                                                                                    Fire and Casualty Company; TREASURER --
                                                                                    State Farm County Mutual Insurance
                                                                                    Company of Texas; ASSISTANT
                                                                                    TREASURER -- State Farm Companies
                                                                                    Foundation.

               NAME, AGE                              POSITION(S) HELD                      PRINCIPAL OCCUPATION(S)
              AND ADDRESS                              WITH THE TRUST                        DURING PAST FIVE YEARS
----------------------------------------  ----------------------------------------  ----------------------------------------
Kurt G. Moser, Age 55                     VICE PRESIDENT (SINCE 1997)               SENIOR VICE PRESIDENT -- INVESTMENTS
                                                                                    (SINCE 1998), VICE PRESIDENT --
                                                                                    INVESTMENTS -- State Farm Mutual
                                                                                    Automobile Insurance Company, State Farm
                                                                                    County Mutual Insurance Company of
                                                                                    Texas, State Farm Lloyds, Inc.; SENIOR
                                                                                    VICE PRESIDENT -- INVESTMENTS (SINCE
                                                                                    1998), VICE PRESIDENT -- INVESTMENTS,
                                                                                    AND DIRECTOR -- State Farm Life
                                                                                    Insurance Company, State Farm Life and
                                                                                    Accident Assurance Company, State Farm
                                                                                    Annuity and Life Insurance Company,
                                                                                    State Farm Fire and Casualty Company,
                                                                                    State Farm General Insurance Company;
                                                                                    SENIOR VICE PRESIDENT -- INVESTMENTS
                                                                                    (SINCE 1998), INVESTMENT OFFICER --
                                                                                    State Farm Indemnity Company; VICE
                                                                                    PRESIDENT -- INVESTMENTS (SINCE
                                                                                    1998) -- State Farm Florida Insurance
                                                                                    Company; SENIOR VICE PRESIDENT (SINCE
                                                                                    1997), VICE PRESIDENT, AND DIRECTOR
                                                                                    (PRIOR TO 1997) -- State Farm Investment
                                                                                    Management Corp.; SENIOR VICE
                                                                                    PRESIDENT -- State Farm Growth
                                                                                    Fund, Inc., State Farm Balanced
                                                                                    Fund, Inc., State Farm Interim
                                                                                    Fund, Inc., State Farm Municipal Bond
                                                                                    Fund, Inc.; DIRECTOR (SINCE 1997) --
                                                                                    State Farm VP Management Corp.; VICE
                                                                                    PRESIDENT -- INVESTMENTS -- State Farm
                                                                                    International Services, Inc.; UN-
                                                                                    DERWRITER -- State Farm Lloyds, Inc.;
                                                                                    SENIOR VICE PRESIDENT (SINCE 2000) --
                                                                                    State Farm Mutual Fund Trust.

               NAME, AGE                              POSITION(S) HELD                      PRINCIPAL OCCUPATION(S)
              AND ADDRESS                              WITH THE TRUST                        DURING PAST FIVE YEARS
----------------------------------------  ----------------------------------------  ----------------------------------------
Paul N. Eckley, Age 46                    VICE PRESIDENT (SINCE 1997)               SENIOR VICE PRESIDENT -- INVESTMENTS AND
                                                                                    ASSISTANT SECRETARY -- TREASURER (SINCE
                                                                                    1998), VICE PRESIDENT -- COMMON
                                                                                    STOCKS -- State Farm Mutual Automobile
                                                                                    Insurance Company, State Farm Fire and
                                                                                    Casualty Company; SENIOR VICE
                                                                                    PRESIDENT -- INVESTMENTS AND ASSISTANT
                                                                                    SECRETARY --TREASURER (SINCE 1998) --
                                                                                    State Farm General Insurance Company,
                                                                                    State Farm Life Insurance Company, State
                                                                                    Farm Life and Accident Assurance Com-
                                                                                    pany, State Farm Annuity and Life Insur-
                                                                                    ance Company, State Farm Indemnity
                                                                                    Company, State Farm County Mutual
                                                                                    Insurance Company of Texas, State Farm
                                                                                    Lloyds, Inc.; SENIOR VICE PRESIDENT
                                                                                    (SINCE 1997), AND INVESTMENT OFFICER
                                                                                    (PRIOR TO 1997) -- State Farm In-
                                                                                    vestment Management Corp.; VICE
                                                                                    PRESIDENT (1995-1999), SENIOR VICE
                                                                                    PRESIDENT (SINCE 2000) -- State Farm
                                                                                    Growth Fund, Inc., State Farm Balanced
                                                                                    Fund, Inc.; SENIOR VICE PRESIDENT (SINCE
                                                                                    2000) -- State Farm Mutual Fund Trust.

Susan D. Waring, Age 51                   VICE PRESIDENT (SINCE 2000)               VICE PRESIDENT (SINCE 2000) -- State
                                                                                    Farm Mutual Automobile Insurance
                                                                                    Company, State Farm Investment Man-
                                                                                    agement Corp., State Farm Growth Fund,
                                                                                    Inc., State Farm Balanced Fund, Inc.,
                                                                                    State Farm Interim Fund, Inc., State
                                                                                    Farm Municipal Bond Fund, Inc., State
                                                                                    Farm Mutual Fund Trust; VICE
                                                                                    PRESIDENT -- AGENCY (1997-2000) --
                                                                                    State Farm Mutual Automobile Insurance
                                                                                    Company; EXECUTIVE ASSISTANT
                                                                                    (1995-1997) -- State Farm Mutual
                                                                                    Automobile Insurance Company.

               NAME, AGE                              POSITION(S) HELD                      PRINCIPAL OCCUPATION(S)
              AND ADDRESS                              WITH THE TRUST                        DURING PAST FIVE YEARS
----------------------------------------  ----------------------------------------  ----------------------------------------
John S. Concklin, Age 54                  VICE PRESIDENT (SINCE 1997)               VICE PRESIDENT -- COMMON STOCKS AND
                                                                                    ASSISTANT SECRETARY -- TREASURER (SINCE
                                                                                    1997), VICE PRESIDENT -- FIXED
                                                                                    INCOME -- State Farm Mutual Automobile
                                                                                    Insurance Company, State Farm Life
                                                                                    Insurance Company, State Farm Fire and
                                                                                    Casualty Company, State Farm Life and
                                                                                    Accident Assurance Company, State Farm
                                                                                    Annuity and Life Insurance Company,
                                                                                    State Farm General Insurance Company;
                                                                                    VICE PRESIDENT -- COMMON STOCKS (SINCE
                                                                                    1997) -- State Farm Indemnity Company,
                                                                                    State Farm Lloyds, Inc.; INVESTMENT OF-
                                                                                    FICER -- State Farm Investment Manage-
                                                                                    ment Corp.; VICE PRESIDENT -- State Farm
                                                                                    Balanced Fund, Inc.; VICE PRESIDENT
                                                                                    (1995-1998) -- State Farm Interim
                                                                                    Fund, Inc.; VICE PRESIDENT (SINCE
                                                                                    1998) -- State Farm Growth Fund, Inc.;
                                                                                    VICE PRESIDENT (SINCE 2000) -- State
                                                                                    Farm Mutual Fund Trust.

David R. Grimes, Age 58                   ASSISTANT VICE PRESIDENT AND SECRETARY    ASSISTANT VICE PRESIDENT OF AC-
                                          (SINCE 1997)                              COUNTING -- State Farm Mutual Auto-
                                                                                    mobile Insurance Company; ASSISTANT VICE
                                                                                    PRESIDENT AND SECRETARY -- State Farm
                                                                                    Investment Management Corp., State Farm
                                                                                    Growth Fund, Inc., State Farm Balanced
                                                                                    Fund, Inc., State Farm Interim
                                                                                    Fund, Inc., State Farm Municipal Bond
                                                                                    Fund, Inc.; ASSISTANT VICE PRESIDENT AND
                                                                                    SECRETARY (SINCE 1997) -- State Farm VP
                                                                                    Management Corp.; ASSISTANT VICE
                                                                                    PRESIDENT AND SECRETARY (SINCE 2000) --
                                                                                    State Farm Mutual Fund Trust.

Jerel S. Chevalier, Age 62                ASSISTANT SECRETARY-                      DIRECTOR OF MUTUAL FUNDS -- State Farm
                                          TREASURER                                 Mutual Automobile Insurance Company;
                                          (SINCE 1997)                              ASSISTANT SECRETARY -- TREASURER --
                                                                                    State Farm Investment Management Corp.,
                                                                                    State Farm Growth Fund, Inc., State Farm
                                                                                    Balanced Fund, Inc., State Farm Interim
                                                                                    Fund, Inc., State Farm Municipal Bond
                                                                                    Fund, Inc.; ASSISTANT SECRETARY --
                                                                                    TREASURER (SINCE 2000) -- State Farm
                                                                                    Mutual Fund Trust.

               NAME, AGE                              POSITION(S) HELD                      PRINCIPAL OCCUPATION(S)
              AND ADDRESS                              WITH THE TRUST                        DURING PAST FIVE YEARS
----------------------------------------  ----------------------------------------  ----------------------------------------
Howard A. Thomas, Age 52                  ASSISTANT SECRETARY-                      DIRECTOR OF MUTUAL FUNDS (SINCE
                                          TREASURER                                 1998) -- State Farm Mutual Automobile
                                          (SINCE 1998)                              Insurance Company; MANAGER OF AC-
                                                                                    COUNTING BENEFITS (1988 -- 1998) --
                                                                                    State Farm Mutual Automobile Insurance
                                                                                    Company; ASSISTANT SECRETARY --
                                                                                    TREASURER (SINCE 1998) -- State Farm
                                                                                    Investment Management Corp., State Farm
                                                                                    Growth Fund, Inc., State Farm Balanced
                                                                                    Fund, Inc., State Farm Interim
                                                                                    Fund, Inc., State Farm Municipal Bond
                                                                                    Fund, Inc.; ASSISTANT SECRETARY --
                                                                                    TREASURER (SINCE 2000) -- State Farm
                                                                                    Mutual Fund Trust.

Donald O. Jaynes, Age 52                  ASSISTANT SECRETARY                       ASSOCIATE GENERAL COUNSEL -- State Farm
                                          (SINCE 1998)                              Mutual Automobile Insurance Company;
                                                                                    ASSISTANT SECRETARY (SINCE 1998) --
                                                                                    State Farm Investment Management Corp.;
                                                                                    ASSISTANT SECRETARY -- State Farm Growth
                                                                                    Fund, Inc., State Farm Balanced
                                                                                    Fund, Inc., State Farm Interim
                                                                                    Fund, Inc., State Farm Municipal Bond
                                                                                    Fund, Inc.; ASSISTANT SECRETARY (SINCE
                                                                                    2000) -- State Farm Mutual Fund Trust.

Stephen L. Horton, Age 43                 ASSISTANT SECRETARY                       COUNSEL -- State Farm Mutual Automo-
                                          (SINCE 2000)                              bile Insurance Company; ASSISTANT
                                                                                    SECRETARY (SINCE 2000) -- State Farm
                                                                                    Investment Management Corp., State Farm
                                                                                    Growth Fund, Inc., State Farm Balanced
                                                                                    Fund, Inc., State Farm Interim Fund,
                                                                                    Inc., State Farm Municipal Bond
                                                                                    Fund, Inc., State Farm Mutual Fund
                                                                                    Trust; ASSISTANT SECRETARY (SINCE
                                                                                    1999) -- State Farm VP Management Corp.

David M. Moore, Age 39                    ASSISTANT SECRETARY                       COUNSEL (SINCE 1997), ASSISTANT TAX
                                          (SINCE 2000)                              COUNSEL (1995-1997) -- State Farm Mutual
                                                                                    Automobile Insurance Company; ASSISTANT
                                                                                    SECRETARY (SINCE 2000) -- State Farm
                                                                                    Investment Management Corp., State Farm
                                                                                    Growth Fund, Inc., State Farm Balanced
                                                                                    Fund, Inc., State Farm Interim
                                                                                    Fund, Inc., State Farm Municipal Bond
                                                                                    Fund, Inc., State Farm Mutual Fund
                                                                                    Trust.

               NAME, AGE                              POSITION(S) HELD                      PRINCIPAL OCCUPATION(S)
              AND ADDRESS                              WITH THE TRUST                        DURING PAST FIVE YEARS
----------------------------------------  ----------------------------------------  ----------------------------------------
Michael L. Tipsord, Age 41                ASSISTANT SECRETARY (SINCE 1997)          VICE PRESIDENT AND ASSISTANT TREASURER
                                                                                    (SINCE 1998), EXECUTIVE ASSISTANT --
                                                                                    OPERATIONS (1997-1998), ASSISTANT
                                                                                    CONTROLLER (1996-1997) -- State Farm
                                                                                    Mutual Automobile Insurance Company;
                                                                                    ASSISTANT SECRETARY -- State Farm
                                                                                    Investment Management Corp., State Farm
                                                                                    Growth Fund, Inc., State Farm Balanced
                                                                                    Fund, Inc., State Farm Interim
                                                                                    Fund, Inc., State Farm Municipal Bond
                                                                                    Fund, Inc.; TREASURER (SINCE 1996) --
                                                                                    Insurance Placement Services, Inc.; AS-
                                                                                    SISTANT SECRETARY (SINCE 2000) -- State
                                                                                    Farm Mutual Fund Trust.

Donald E. Heltner, Age 53                 VICE PRESIDENT (SINCE 1998)               VICE PRESIDENT -- FIXED INCOME AND
                                                                                    ASSISTANT SECRETARY -- TREASURER (SINCE
                                                                                    1998) -- State Farm Life Insurance
                                                                                    Company, State Farm Life and Accident
                                                                                    Assurance Company, State Farm Annuity
                                                                                    and Life Insurance Company; VICE
                                                                                    PRESIDENT -- FIXED INCOME -- State Farm
                                                                                    Mutual Automobile Insurance Company,
                                                                                    State Farm Fire and Casualty Company,
                                                                                    State Farm General Insurance Company,
                                                                                    State Farm Indemnity Company, and State
                                                                                    Farm Lloyds, Inc.; PRIOR TO 1998, VICE
                                                                                    PRESIDENT  -- Century Investment Manage-
                                                                                    ment Co.; VICE PRESIDENT (SINCE
                                                                                    1998) -- State Farm Balanced
                                                                                    Fund, Inc., State Farm Interim
                                                                                    Fund, Inc.; VICE PRESIDENT (SINCE
                                                                                    2000) -- State Farm Mutual Fund Trust.

Duncan Funk, Age 40                       ASSISTANT VICE PRESIDENT                  INVESTMENT OFFICER AND ASSISTANT
                                                                                    SECRETARY -- TREASURER (SINCE 1997) --
                                                                                    State Farm Life Insurance Company, State
                                                                                    Farm Life and Accident Assurance
                                                                                    Company, State Farm Annuity and Life
                                                                                    Insurance Company; INVESTMENT OFFICER
                                                                                    (SINCE 1997) -- State Farm Mutual
                                                                                    Automobile Insurance Company, State Farm
                                                                                    Fire and Casualty Company, State Farm
                                                                                    General Insurance Company, State Farm
                                                                                    Indemnity Company, State Farm
                                                                                    Lloyds, Inc.; PRIOR TO 1997, INVESTMENT
                                                                                    ANALYST; ASSISTANT VICE PRESIDENT (SINCE
                                                                                    2000) -- State Farm Mutual Fund Trust.

The following table shows certain information for those Trustees with beneficial ownership of shares of the Trust as of January 11, 2001:

                                                         PERCENTAGE OF
                                                          OUTSTANDING
NAME                                      NO. OF SHARES   SHARES HELD
----                                      -------------  -------------

Edward B. Rust, Jr......................    24,021,837       *

------------

  *  less than 1%

As of January 11, 2001, the Trustees and Officers of the Trust owned less than one percent of the Trust's outstanding shares as a group.

OTHER INFORMATION. The Trust is an open-end management investment company organized as a business trust under the laws of the state of Delaware, on February 21, 1997. The Trust consists of six separate investment portfolios (each, a "Fund"). Shares of each Fund are sold in a continuous offering and are authorized to be offered to Separate Accounts of State Farm to support certain variable contracts offered by State Farm. Net purchase payments under the variable contracts are placed in one or more subaccounts of the Separate Accounts and the assets of each subaccount are invested in the shares of the Fund corresponding to that subaccount. The Separate Accounts purchase and redeem shares of the Fund for the subaccounts without sales or redemption charges. However, each variable contract imposes its own charges and fees on variable contract owners.

HOW SHARES WILL BE VOTED. Those shares of the Trust that are held by State Farm, are owned by State Farm. Pursuant to current interpretations of the 1940 Act, State Farm will solicit voting instructions from owners of variable contracts on the matters to be voted on at the Meeting. All shares of the Trust will be voted by State Farm in accordance with voting instructions received from such variable contract owners. State Farm will vote all such shares, for, against or abstaining in the same proportion as the voting instructions given by the variable contract owners on the issues presented. The close of business on March 14, 2001, is the last day on which instructions will be accepted.

VOTING REQUIREMENTS. As an owner of a variable contract you have the right to cast one vote for each dollar that you have indirectly invested in the Trust, on each matter submitted to a vote of the shareholders at the Meeting; no shares have cumulative voting rights. With respect to Proposal 1, the affirmative vote of a plurality of the votes attributable to shares of the Trust present in person or by proxy at the Meeting and entitled to vote is required to elect the nominees to the Board of Trustees of the Trust. Since the number of Trustees has been filed at seven, this means that the seven persons who receive the highest number of votes will be elected. With respect to Proposal 2, an affirmative vote of a majority of the votes attributable to shares of the Trust present in person or by proxy at the Meeting and voting is required to ratify the selection of the independent public accountants for such Trust.

YOU MAY INSTRUCT STATE FARM AS TO HOW TO VOTE YOUR SHARES IN ONE OF THREE DIFFERENT WAYS:

-  BY MAIL. Sign and return the enclosed voting instruction form.

- BY TELEPHONE. Call toll-free 1-800-597-7836 and follow the recorded directions. Have your 14 digit Control Number from your voting instruction form nearby.

- BY INTERNET. Go to http://vote.proxy-direct.com and follow the recorded on-screen directions. Have your 14 digit Control Number from your voting instruction form nearby.

Do not mail your voting instruction form when you vote by phone or internet. If you properly vote your voting instruction form and return it on time, your shares will be voted as you instruct, and as State Farm determines on any other business that comes before the Meeting. If you properly vote your voting instruction form, but don't make any instructions about how your shares should be voted, your shares will be voted FOR each proposal. You may revoke your voting instruction form at any time before it is voted by filing with the Trust a written notice of revocation, by delivering another properly signed voting instruction form bearing a later date, or by attending the Meeting and voting in person. To revoke by written notice, include a statement of your intent to revoke and your signature, and mail the written notice to the Secretary of the Funds at Three State Farm Plaza, Bloomington, Illinois 61791.

RECORD DATE. The Board has fixed the close of business on January 22, 2001 as the record date for determining holders of the Trust's shares entitled to notice of and to provide voting instructions at the Meeting. At the close of business on the record date, there were issued and outstanding 113,790,048 shares of the Trust.

REPORTS TO SHAREHOLDERS. Each variable contract owner has received the Trust's semi-annual report to shareholders for the period ended June 30, 2000, and annual report to shareholders for the fiscal year ended December 31, 1999. If you would like another copy of either report, please write to the Trust at Three State Farm Plaza, Bloomington, Illinois 61791-0001 or telephone 1-800-447-0740. The reports will be sent to you without charge.

QUORUM AND ADJOURNMENT. A quorum of shareholders is required to take action at the Meeting. At least 30 percent of votes attributable to the shares of the Trust entitled to vote at the Meeting, represented in person or by proxy, will constitute a quorum of shareholders at the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. If, by the time scheduled for the Meeting, a quorum of shareholders of the Trust is not present or if a quorum is present but not enough votes in favor of a proposal have been received to approve it, State Farm and other persons attending the Meeting in person may propose one or more adjournments of the Meeting to permit further soliciting of voting instructions. Any adjournment will require the affirmative vote of votes attributable to a majority of shares of the Trust present (in person or by proxy) at the session of the meeting to be adjourned. State Farm will vote in favor of adjournment if it determines that such adjournment and additional solicitation are reasonable and in the interest of the Trust's shareholders.

ABSTENTIONS AND BROKER NON-VOTES. In tallying shareholder votes, abstentions are counted for purposes of determining whether a quorum is present for a meeting. Abstentions have no effect on matters that require a plurality vote and will be counted as a vote against other proposals. The treatment and effect of broker non-votes is not applicable because the Trust's shares are not sold through broker/dealers.

COSTS OF THE SOLICITATION. The cost of preparing, printing and mailing these voting instruction materials, and all other costs in connection with the solicitation of voting instructions, will be paid by the Trust. In addition to the use of the mails, voting instructions may be solicited in person or by telephone, by officers of the Trust and regular employees and representatives of State Farm or its affiliates, who will not be separately compensated therefore. Alamo Direct Mailing Services, Inc. has been engaged to assist in the solicitation of proxies for estimated fees of $45,000 plus reasonable expenses.

PROPOSALS OF SHAREHOLDERS. Pursuant to Delaware law, the Declaration of Trust and the By-laws of the Trust, the Trust is not required to hold an annual meeting unless the 1940 Act requires a meeting for the election of trustees. Meetings of the shareholders will be held when and as determined necessary by the Board, and in accordance with the 1940 Act. Since the Trust does not hold annual meetings of shareholders, the anticipated date of the next meeting cannot be provided, and no date can be given by which a proposal by a shareholder for consideration at such a meeting must be submitted. Any proposal submitted by a shareholder must be received by the Trust within a reasonable time, prior to the next annual meeting of shareholders. If you want to submit a proposal for presentation at a meeting of shareholders, you should send the proposal to the offices of the Trust, Three State Farm Plaza, Bloomington, Illinois 61791-0001, Attention: Secretary.

INVESTMENT ADVISER AND UNDERWRITER. SFIMC serves as the investment adviser to each Fund. Subject to the supervision of the Board, SFIMC is responsible for overseeing the day to day operations and business affairs of the Trust. SFIMC also serves as the underwriter to the Trust. SFIMC's principal office is located at One State Farm Plaza, Bloomington, Illinois 61710-0001. SFIMC is wholly-owned by State Farm Mutual Automobile Insurance Company.

SFIMC has engaged Barclays Global Fund Advisors as investment sub-advisers to provide day to day portfolio management for certain Funds of the Trust.

              PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED VOTING
 INSTRUCTION FORM OR PROVIDE VOTING INSTRUCTIONS BY PHONE OR INTERNET PROMPTLY.
                NO POSTAGE IS REQUIRED IF THE VOTING INSTRUCTION
                      FORM IS MAILED IN THE UNITED STATES.

                                 For the Board of Trustees

                                 David R. Grimes
                                 Secretary

                    STATE FARM VOTING INSTRUCTIONS
               SOLICITED FOR A SPECIAL MEETING OF SHAREHOLDERS
                 OF THE STATE FARM VARIABLE PRODUCT TRUST
                      TO BE HELD ON MARCH 16, 2001


I hereby instruct State Farm to vote the shares of the Trust as to which I am entitled to give instructions at a special meeting of the shareholders of the Trust to be held at One State Farm Plaza, Bloomington, Illinois, on
March 16, 2001 at 8:00 a.m. Central time, and at any adjournment thereof, in the manner directed herein.

I hereby revoke any and all voting instructions with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated January 29, 2001, which describes each of the proposals to be presented at the Meeting.

Voting instructions must be received by State Farm no later than March 14, 2001 at 5:00 p.m. Central time to be included in the tally of timely voting instructions.

THE BOARD OF THE TRUST RECOMMENDS A VOTE FOR EACH PROPOSAL. THIS INSTRUCTION WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE AS TO ANY PROPOSAL, THIS INSTRUCTION WILL BE VOTED "FOR" THAT PROPOSAL.


                             VOTE VIA THE INTERNET: http//:vote.proxy-direct.com VOTE VIA TELEPHONE: 1-800/597-7836
                             ---------------------------------------------------
                             CONTROL NUMBER:
                             ---------------------------------------------------

                             NOTE: Signature should be exactly as the
                                   policy/contract holder's name appears at the top of this Form. If a fiduciary (e.g., attorney, executor, trustee, guardian, etc.) is signing this Form on behalf of the policy/contract holder, the fiduciary's signature must be followed by his or her full title.

                                   ________________________________
                                   Signature

                                   ________________________________
                                   Signature (If held jointly)

                                   Date: ___________________

PLEASE COMPLETE, SIGN AND DATE THIS FORM AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Please vote by filling in the appropriate box below. If you do not mark any boxes, your Proxy will be voted FOR the proposals set forth below. Please use blue or black ink and mark votes as in this example: /X/

Your policy or contract entitles you to give voting instructions as to the following numbers of shares of State Farm Variable Product Trust:

Fund                          Shares        Fund                       Shares
----                          ------        ----                       ------
Bond                          XXX.XXX       Money Market               XXX.XXX
Int'l Equity Index            XXX.XXX       Small Cap Equity Index     XXX.XXX
Large Cap Equity Index        XXX.XXX       Stock & Bond Balanced      XXX.XXX

    1.    Elect new Board of Trustees

                                                                                      FOR        WITHHOLD        FOR ALL
                                                                                                   ALL            EXCEPT
    01 Edward B. Rust, Jr.   02 Roger S. Joslin      03 Thomas A. Mengler             [ ]          [ ]             [ ]
    04 James A. Shirk        05 Donald A. Altorfer   06 Victor J. Boschini
    07 David L. Vance

          To withhold authority to vote for any individual nominee(s), mark the "For All Except" box and write the nominee's number on the line provided below.

          _____________________________________________________________________

                                                                                      FOR         AGAINST         ABSTAIN
    2.    Approval of the selection                                                   [_]           [_]             [_]
          of Ernst & Young, LLP as
          the Trust's independent
          accountants

          These voting instructions may be revoked by arranging for later-dated signed voting instructions to be received by State Farm no later than March 14, 2001 at 5:00 p.m.,
          Central time.